UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 5, 2013

Ormat Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State of Incorporation)

001-32347 (Commission File Number)	No. 88-0326081 (I.R.S. Employer Identification No.)

6225 Neil Road, Reno, Nevada (Address of Principal Executive Offices)	89511-1136 (Zip Code)

(775) 356-9029
(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 9.01	Financial Statements and Exhibits

Signatures

Exhibit Index

Exhibit 99.1

Ex-99.1	Press Release

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 5, 2013, Yehudit Bronicki informed the board of directors of Ormat Technologies, Inc. (the “Company”) that she intended to retire from her position as Chief Executive Officer of the Company, effective June 30, 2014, the current expiration date under her employment contract.

In conjunction with Mrs. Bronicki’s retirement as Chief Executive Officer of the Company, Gillon Beck advised the board of directors on November 5, 2013 that he intended to step down from his position as Chairman of the board of directors, also effective June 30, 2014.

Also on November 5, 2013, the board of directors elected Yoram Bronicki to replace Mr. Beck as Chairman of the board of directors, effective June 30, 2014 when Mr. Beck steps down from his position as Chairman. In connection with his election as Chairman of the board of directors, Mr. Bronicki will retire from his position as President and Chief Operating Officer of the Corporation, also effective June 30, 2014.

Mr. Bronicki will serve as Chairman pursuant to an amendment to his existing employment agreement that will (i) extend his employment with the Company through June 30, 2016, (ii) reflect his new position as Chairman, effective June 30, 2014, (iii) clarify that his duties will be on a part-time basis and that, subject to confidentiality and non-compete obligations, he will be entitled to devote time to other pursuits and (iv) reduce his annual bonus from 0.75% to 0.50% of the Company’s annual consolidated profits (after tax) above $2,000,000 up to a maximum of six times his annual base salary. The other material terms of Mr. Bronicki’s employment agreement will remain unchanged. A description of those terms is contained under the heading “Executive Compensation—Our Group I Executives—Yoram Bronicki” in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on March 25, 2013, which is incorporated by reference herein.

A copy of the press release issued by the Company with respect to the management and board changes described herein is attached as Exhibit 99.1 and is incorporated by reference into this report.

Item 9.01           Financial Statements and Exhibits

(d) Exhibits

The following exhibit is furnished as part of this report on Form 8-K:

99.1 Press release of the Company dated November 5, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ormat Technologies, Inc.

By	/s/ YEHUDIT BRONICKI
Name: Yehudit Bronicki
Title: Chief Executive Officer

Date: November 7, 2013

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of the Company dated November 5, 2013